Putnam
U.S. Core
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As a group, the stocks held by Putnam U.S. Core Fund were among those that bore the brunt of the sharp retreat of the U.S. stock market during the fund's fiscal year ended April 30, 2001. In assessing your fund's results, it is important to keep in mind that the fund is managed for long-term performance.

The fact that your fund's portfolio is concentrated in a relatively few holdings will cause short-term volatility in performance. However, the managers believe they can identify those companies that are capable of returning strong performance over the long term. The quality of the fund's holdings and the results to date over its relatively short life suggest the wisdom of judging the fund's performance over the long term rather than on a year-to-year basis.

As they explain in the following report, your fund's managers have selected the portfolio's holdings for their long-term potential and they remain optimistic about the fund's prospects as the market resumes its upward path.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Michael P. Stack
Paul E. Marrkand
Paul C. Warren

The slowdown in the U.S. economy during much of the latter half of Putnam U.S. Core Fund's fiscal year had an undeniably negative effect on the fund's performance for the 12 months ended April 30, 2001. Because of our commitment to a long-term investment horizon, the disappointing performance of a number of the fund's holdings during the period has not in any way dissuaded us from continuing to pursue the fund's underlying strategy. We remain convinced of the merits of seeking long-term capital appreciation primarily through common stocks of U.S. companies that we believe are undervalued relative to their underlying asset values or earnings potential and have the potential for long-term capital appreciation.

Total return for 12 months ended 4/30/01

           NAV                POP
-----------------------------------------------------------------------
        -17.60%            -22.32%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 8.

* EMPHASIS ON RESEARCH DOMINATES STOCK PICKS

We make the fund's stock selections by placing a heavy emphasis on fundamental research and analysis through which we seek to identify individual companies' intrinsic worth. In our search for undervalued companies, we focus on characteristics such as short-term problems that can create excellent buying opportunities for long-term profits. We examine company balance sheets in search of healthy cash flow that can provide resources for management in such areas as new product research and development, technology, marketing, and making opportunistic acquisitions.

A key element in our search -- and one that especially should be kept firmly in mind during the current market's unsettled environment -- is an emphasis on maintaining a long-term investment horizon. We believe that a company's intrinsic value may take time to materialize. Time has shown that undervalued growing companies with positive attributes that have not yet been recognized by the market in general can frequently represent attractive long-term investment opportunities.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals           9.3%

Oil and gas               7.5%

Computers                 7.3%

Retail                    7.2%

Software                  6.8%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


An example of what we believe to be such an opportunity is Mattel, Inc. Over the past year, a new chief executive officer has brought a strict return-on-capital discipline to the operation of this leading toy manufacturer and marketer. The elevated cash flow that this discipline will produce will put the company in a position to buy back undervalued units and make attractive acquisitions that contribute to its ability to sustain its overall growth rate. Mattel is also making a major commitment to technology that will enhance its ability to improve manufacturing efficiency and maintain tighter control over deployment of resources.

Another company we especially like for its long-term potential is VERITAS Software. The company generates high returns on capital through its commanding presence in the data storage market. Furthermore, VERITAS has four major new products scheduled for release in the second half of 2001 that we believe are capable of sustaining its growth rate over the next several years. While these holdings were viewed favorably at the end of the fiscal period, they and all other securities held in the portfolio are subject to review in accordance with the fund's investment strategy and may vary in the future.

There were disappointments, of course. During the fiscal year, for example, we sold Vodafone, the world's largest wireless operator. Our expectation in acquiring the stock had been that the company would achieve economies of scale in an increasingly competitive worldwide market starting in 2002 and that its new mobile commerce services would sustain its long-term growth rate. But because of severe pricing pressure in that area, combined with the lack of wide adoption of the industry's new wireless access protocol (WAP), our forecast changed and we sold the stock.

* MORE POSITIVE MARKET CLIMATE ON THE HORIZON

Even as the fiscal year drew to a close, there were signs that a more favorable stock market environment was materializing as investors noticed a number of emerging positive factors. Consumer spending has remained healthy and the Federal Reserve Board has reduced interest rates five times so far in 2001, including a cut in May that occurred after the close of the fund's fiscal year. In May the index of leading economic indicators, which forecasts future growth, experienced its first uptick since January. This augurs well for the economy and for the stocks in your fund's portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Mattel, Inc.
Toys

Lear Corp.
Automotive

The HCA Healthcare Corp.
Health care services

Compaq Computer Corp.
Computers

Bank of America Corp.
Banking

J.P. Morgan Chase & Co.
Investment banking/brokerage

Pitney Bowes, Inc.
Office equipment and supplies

Providian Financial Corp.
Consumer finance

Lowe's Cos., Inc.
Retail

Footnote reads:
These holdings represent 51.5% of the fund's net assets as of 4/30/01. Portfolio holdings will vary over time.

Although the Fed's initial rate cut of the current easing cycle sent the market soaring in January, a second cut in January and a third in March did not prevent growth stocks from tumbling. The fundamental reason was that corporate earnings had fallen to their lowest level in several years. Only in April did the market begin to show greater confidence. The report that the U.S. gross domestic product had grown at a 2% annual rate in the first quarter reassured investors but was later revised downward to a 1.3% rate, still above the 1% rate reported for the fourth quarter of 2000.

* STRONGER ECONOMY WILL PRESENT OPPORTUNITIES

We are optimistic about the fund's prospects as it enters fiscal 2002. Putnam's extensive research capability puts us in an excellent position to uncover companies with strong market positions that will be able to continue generating high returns on capital and maintain their positive long-term growth rates. We believe that as the economy gradually improves over the next several months, many attractive investment opportunities will present themselves.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam U.S. Core Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of U.S. companies that are believed to be undervalued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                           S & P          Consumer
                       NAV       POP      500 Index      price index
-------------------------------------------------------------------------------
1 year               -17.60%   -22.32%     -12.97%          3.21%
-------------------------------------------------------------------------------
Life of fund
(since 5/4/98)        37.17     29.26       15.68           8.80
Annual average        11.15      8.96        4.99           2.85
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund is currently offered on a limited basis and has limited assets.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions (number)                                      1
-------------------------------------------------------------------------------
Income                                                   $0.0068
-------------------------------------------------------------------------------
Capital gains
  Long-term                                              $0.1606
-------------------------------------------------------------------------------
  Short-term                                              0.7289
-------------------------------------------------------------------------------
Return of capital 1                                       0.0136
-------------------------------------------------------------------------------
  Total                                                  $0.9099
-------------------------------------------------------------------------------
Share value:                                        NAV            POP
-------------------------------------------------------------------------------
4/30/00                                           $12.34         $13.09
-------------------------------------------------------------------------------
4/30/01                                             9.43          10.01
-------------------------------------------------------------------------------

1 See Page 24.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/4/98

               Fund's class A            S&P          Consumer price
Date           shares at POP          500 Index           index

5/4/98              9,425              10,000            10,000
10/31/98            9,157               9,868            10,086
4/30/99            11,964              12,070            10,228
10/31/99           12,655              12,400            10,345
4/30/00            15,688              13,293            10,542
10/31/00           16,209              13,156            10,702
4/30/01           $12,926             $11,568           $10,880

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                                            S & P         Consumer
                      NAV         POP      500 Index     price index
-------------------------------------------------------------------------------
1 year              -23.84%     -28.22%    -21.68%          2.92%
-------------------------------------------------------------------------------
Life of fund
(since 5/4/98)       32.95       25.29       7.34           8.49
Annual average       10.28        8.06       2.47           2.83
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust
and Shareholders of Putnam U.S. Core Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam U.S. Core Fund (the "fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 5, 2001




THE FUND'S PORTFOLIO
April 30, 2001

COMMON STOCKS (96.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (5.5%)
-------------------------------------------------------------------------------------------------------------------
             10,400 Lear Corp. (NON)                                                                  $     374,400

Banking (5.0%)
-------------------------------------------------------------------------------------------------------------------
              6,100 Bank of America Corp.                                                                   341,600

Beverage (3.3%)
-------------------------------------------------------------------------------------------------------------------
              5,100 PepsiCo, Inc.                                                                           223,431

Computers (7.3%)
-------------------------------------------------------------------------------------------------------------------
             19,950 Compaq Computer Corp.                                                                   349,125
              2,400 Lexmark International, Inc. (NON)                                                       147,432
                                                                                                      -------------
                                                                                                            496,557

Consumer Finance (4.2%)
-------------------------------------------------------------------------------------------------------------------
              5,400 Providian Financial Corp.                                                               287,820

Consumer Goods (2.2%)
-------------------------------------------------------------------------------------------------------------------
              1,400 Gillette Co.                                                                             39,704
              1,900 Kimberly-Clark Corp.                                                                    112,860
                                                                                                      -------------
                                                                                                            152,564

Electric Utilities (2.0%)
-------------------------------------------------------------------------------------------------------------------
              2,300 FPL Group, Inc.                                                                         137,770

Electronics (0.8%)
-------------------------------------------------------------------------------------------------------------------
              3,300 Motorola, Inc.                                                                           51,315

Entertainment (2.1%)
-------------------------------------------------------------------------------------------------------------------
              2,744 Viacom, Inc. Class B (NON)                                                              142,853

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
              6,100 Sara Lee Corp.                                                                          121,451

Health Care Services (5.1%)
-------------------------------------------------------------------------------------------------------------------
              9,100 HCA-The Healthcare Co.                                                                  352,170

Investment Banking/Brokerage (4.6%)
-------------------------------------------------------------------------------------------------------------------
              6,600 J.P. Morgan Chase & Co.                                                                 316,668

Office Equipment & Supplies (4.2%)
-------------------------------------------------------------------------------------------------------------------
              7,600 Pitney Bowes, Inc.                                                                      289,332

Oil & Gas (7.5%)
-------------------------------------------------------------------------------------------------------------------
              5,800 Exxon Mobil Corp.                                                                       513,880

Pharmaceuticals (9.3%)
-------------------------------------------------------------------------------------------------------------------
              3,500 American Home Products Corp.                                                            202,125
              3,700 Merck & Co., Inc.                                                                       281,089
              3,600 Pfizer, Inc.                                                                            155,880
                                                                                                      -------------
                                                                                                            639,094

Restaurants (3.2%)
-------------------------------------------------------------------------------------------------------------------
              7,900 Darden Restaurants, Inc.                                                                215,749

Retail (7.2%)
-------------------------------------------------------------------------------------------------------------------
              4,500 Lowe's Cos., Inc.                                                                       283,500
              6,700 TJX Cos., Inc. (The)                                                                    209,911
                                                                                                      -------------
                                                                                                            493,411

Software (6.8%)
-------------------------------------------------------------------------------------------------------------------
              3,500 Microsoft Corp. (NON)                                                                   237,125
                800 Siebel Systems, Inc. (NON)                                                               36,464
              3,200 VERITAS Software Corp. (NON)                                                            190,752
                                                                                                      -------------
                                                                                                            464,341

Telecommunications (1.9%)
-------------------------------------------------------------------------------------------------------------------
              7,000 Worldcom, Inc. (NON)                                                                    127,750

Telephone (2.6%)
-------------------------------------------------------------------------------------------------------------------
             16,200 Telecom Italia SpA (Italy)                                                              179,906

Tobacco (3.7%)
-------------------------------------------------------------------------------------------------------------------
              5,100 Philip Morris Cos., Inc.                                                                255,561

Toys (6.1%)
-------------------------------------------------------------------------------------------------------------------
             25,800 Mattel, Inc.                                                                            416,670
                                                                                                      -------------
                    Total Common Stocks (cost $6,373,701)                                             $   6,594,293

SHORT-TERM INVESTMENTS (5.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           180,000 Interest in $650,000,000 joint repurchase agreement dated
                    April 30, 2001 with S.B.C. Warburg Securities due
                    May 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $180,023 for an effective
                    yield of 4.63%                                                                    $     180,000
            175,000 Interest in $650,000,000 joint repurchase agreement dated April 30, 2001 with Credit Suisse First Boston
                    due May 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $175,023 for an effective
                    yield of 4.63%                                                                          175,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $355,000)                                      $     355,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,728,701) (b)                                           $   6,949,293
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,839,226.

  (b) The aggregate identified cost on a tax basis is $6,825,813, resulting in gross unrealized appreciation and depreciation of $310,342 and $186,862, respectively, or net unrealized appreciation of $123,480.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $6,728,701) (Note 1)                                            $6,949,293
-------------------------------------------------------------------------------------------
Cash                                                                                    898
-------------------------------------------------------------------------------------------
Dividends receivable                                                                    986
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,220
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       46,564
-------------------------------------------------------------------------------------------
Total assets                                                                      6,998,961

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    128,189
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,058
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,797
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,202
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             13
-------------------------------------------------------------------------------------------
Payable for auditing fee                                                             20,500
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                4,976
-------------------------------------------------------------------------------------------
Total liabilities                                                                   159,735
-------------------------------------------------------------------------------------------
Net assets                                                                       $6,839,226

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $7,915,844
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,297,210)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          220,592
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $6,839,226

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,839,226 divided by 725,646 shares)                                                $9.43
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $9.43)*                                       $10.01
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $11)                                            $   67,788
-------------------------------------------------------------------------------------------
Interest                                                                              7,371
-------------------------------------------------------------------------------------------
Total investment income                                                              75,159

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     53,461
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       12,044
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,177
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         30
-------------------------------------------------------------------------------------------
Auditing                                                                             20,503
-------------------------------------------------------------------------------------------
Other                                                                                11,769
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (23,941)
-------------------------------------------------------------------------------------------
Total expenses                                                                       76,043
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (5,633)
-------------------------------------------------------------------------------------------
Net expenses                                                                         70,410
-------------------------------------------------------------------------------------------
Net investment income                                                                 4,749
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,170,185)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (399,791)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,569,976)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(1,565,227)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended April 30
                                                                    ------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                           $    4,749      $   (12,678)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (1,170,185)         869,713
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                (399,791)         176,036
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (1,565,227)       1,033,071
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                                 (4,749)              --
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                    (578,632)        (486,718)
--------------------------------------------------------------------------------------------------
In excess of realized gain on investments                                 (44,623)              --
--------------------------------------------------------------------------------------------------
From return of capital                                                     (9,551)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       2,792,823        2,452,046
--------------------------------------------------------------------------------------------------
Total increase in net assets                                              590,041        2,998,399

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                    $  6,249,185       $3,250,786
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                                 $  6,839,226       $6,249,185
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                     May 4, 1998+
operating performance                  Year ended April 30     to April 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.34       $10.73        $8.50
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)(d)       .01         (.04)        (.01)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.01)        3.16         2.29
---------------------------------------------------------------------------
Total from
investment operations                  (2.00)        3.12         2.28
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net investment income              (.01)          --           --
---------------------------------------------------------------------------
From net realized gains on investments  (.83)       (1.51)        (.05)
---------------------------------------------------------------------------
In excess of net realized gains on
investments                             (.06)          --           --
---------------------------------------------------------------------------
From return of capital                  (.01)          --           --
---------------------------------------------------------------------------
Total distributions                     (.91)       (1.51)        (.05)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.43       $12.34       $10.73
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (17.60)       31.12        26.96*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,839       $6,249       $3,251
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.00         1.00          .99*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(d)             .06         (.31)        (.06)*
---------------------------------------------------------------------------
Portfolio turnover (%)                344.39       256.50       267.29*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income and loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.04, $0.06 and $0.07 per share for the periods ended April 30, 2001, April 30, 2000 and April 30, 1999, respectively (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam U.S. Core Fund (the "fund") is one of a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes offer long-term growth potential in excess of market averages or are undervalued in relation to underlying asset values or earnings potential and have the potential for long-term growth.

The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended April 30, 2001, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and post-October loss deferals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2001, the fund required no such reclassifications.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC, and payments under the Trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2001, the fund's expenses were reduced by $5,633 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, at an annual rate up to 0.35% of the average net assets attributable to class A shares. The Trustees have not approved payments under the Plan.

For the year ended April 30, 2001, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $27,788,704 and $25,799,687, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    364,081          $4,439,406
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   54,820             637,555
---------------------------------------------------------------------------
                                               418,901           5,076,961

Shares
repurchased                                   (199,600)         (2,284,138)
---------------------------------------------------------------------------
Net increase                                   219,301          $2,792,823
---------------------------------------------------------------------------

                                                 Year ended April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    185,522          $2,282,256
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   47,164             509,192
---------------------------------------------------------------------------
                                               232,686           2,791,448

Shares
repurchased                                    (29,399)           (339,402)
---------------------------------------------------------------------------
Net increase                                   203,287          $2,452,046
---------------------------------------------------------------------------

At April 30, 2001, Putnam Investments, Inc. owned 290,925 shares of the fund (40.1% of shares outstanding), valued at $2,743,423.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $44,623 as a long-term capital gain, for its taxable year ended April 30, 2001.

For the year ended April 30, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Michael P. Stack
Vice President and Fund Manager

Paul E. Marrkand
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam U.S. Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


72184  2IF  6/01